EXHIBIT 99.1(b) - CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sycamore Networks, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 26, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Frances M. Jewels, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company, as of, and for the periods presented in the Report.

/s/ Frances M. Jewels
Frances M. Jewels Chief Financial Officer December 6, 2002

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.